2021 THIRD QUARTER Conference Call 888-346-0688 | ID – EastGroup October 27, 2021 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net September 30, 2021

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows.................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2021 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including as a result of any COVID-19 variants or as affected by the efficacy of COVID-19 vaccines, and any related lockdowns or other orders on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2021, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) September 30, 2021 December 31, 2020 ASSETS Real estate properties 3,484,743$ 3,159,497 Development and value-add properties 352,344 359,588 3,837,087 3,519,085 Less accumulated depreciation (1,031,027) (955,328) 2,806,060 2,563,757 Unconsolidated investment 7,111 7,446 Cash 247 21 Other assets 171,592 149,579 TOTAL ASSETS 2,985,010$ 2,720,803 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 58,719$ 124,194 Unsecured debt, net of debt issuance costs 1,242,430 1,107,708 Secured debt, net of debt issuance costs 35,466 78,993 Accounts payable and accrued expenses 149,979 69,573 Other liabilities 78,676 69,817 Total Liabilities 1,565,270 1,450,285 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 40,684,273 shares issued and outstanding at September 30, 2021 and 39,676,828 at December 31, 2020 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,765,748 1,610,053 Distributions in excess of earnings (344,378) (329,667) Accumulated other comprehensive loss (2,476) (10,752) Total Stockholders' Equity 1,418,898 1,269,638 Noncontrolling interest in joint ventures 842 880 Total Equity 1,419,740 1,270,518 TOTAL LIABILITIES AND EQUITY 2,985,010$ 2,720,803

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,	
		2021	2020	2021	2020
REVENUES					
Income from real estate operations	$	104,584	92,000	302,063	270,077
Other revenue		13	12	40	278
		104,597	92,012	302,103	270,355
EXPENSES					
Expenses from real estate operations		29,644	26,325	85,521	77,505
Depreciation and amortization		32,263	29,211	93,925	85,673
General and administrative		3,559	3,714	12,081	11,020
Indirect leasing costs		133	248	597	522
		65,599	59,498	192,124	174,720
OTHER INCOME (EXPENSE)					
Interest expense		(8,416)	(8,347)	(24,873)	(25,150)
Other		210	244	621	711
NET INCOME		30,792	24,411	85,727	71,196
Net income attributable to noncontrolling interest in joint ventures		(21)	(10)	(59)	(14)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS		30,771	24,401	85,668	71,182
Other comprehensive income (loss) - interest rate swaps		1,325	1,362	8,276	(16,252)
TOTAL COMPREHENSIVE INCOME	$	32,096	25,763	93,944	54,930
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.76	0.62	2.14	1.82
Weighted average shares outstanding		40,434	39,338	40,058	39,077
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.76	0.62	2.13	1.82
Weighted average shares outstanding		40,567	39,450	40,165	39,168

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,	
		2021	2020	2021	2020
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$	30,771	24,401	85,668	71,182
Depreciation and amortization		32,263	29,211	93,925	85,673
Company's share of depreciation from unconsolidated investment		34	34	102	103
Depreciation and amortization from noncontrolling interest		-	(35)	-	(114)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS		63,068	53,611	179,695	156,844
Gain on casualties and involuntary conversion		-	-	-	(161)
FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION	$	63,068	53,611	179,695	156,683
NET INCOME	$	30,792	24,411	85,727	71,196
Interest expense [1]		8,416	8,347	24,873	25,150
Depreciation and amortization		32,263	29,211	93,925	85,673
Company's share of depreciation from unconsolidated investment		34	34	102	103
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")		71,505	62,003	204,627	182,122
Gain on sales of real estate investments and non-operating real estate		-	-	-	-
EBITDA FOR REAL ESTATE ("EBITDAre")	$	71,505	62,003	204,627	182,122
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS					
Net income attributable to common stockholders	$	0.76	0.62	2.13	1.82
FFO attributable to common stockholders	$	1.55	1.36	4.47	4.00
FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders	$	1.55	1.36	4.47	4.00
Weighted average shares outstanding for EPS and FFO purposes		40,567	39,450	40,165	39,168

[1] Net of capitalized interest of $2,292 and $2,378 for the three months ended September 30, 2021 and 2020, respectively; and $6,686 and $7,562 for the nine months ended September 30, 2021 and 2020, respectively.

Page 5 of 24

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2021 2020 2021 2020 NET INCOME 30,792$ 24,411 85,727 71,196 Interest income (2) (36) (6) (86) Other revenue (13) (12) (40) (278) Indirect leasing costs 133 248 597 522 Depreciation and amortization 32,263 29,211 93,925 85,673 Company's share of depreciation from unconsolidated investment 34 34 102 103 Interest expense (1) 8,416 8,347 24,873 25,150 General and administrative expense (2) 3,559 3,714 12,081 11,020 Noncontrolling interest in PNOI of consolidated joint ventures (15) (46) (46) (130) PROPERTY NET OPERATING INCOME ("PNOI") 75,167 65,871 217,213 193,170 PNOI from 2020 and 2021 acquisitions (1,447) (129) (2,903) (300) PNOI from 2020 and 2021 development and value-add properties (7,184) (3,367) (18,501) (8,210) PNOI from 2020 operating property dispositions - (282) - (826) Other PNOI 77 65 178 169 SAME PNOI (Straight-Line Basis) 66,613 62,158 195,987 184,003 Net lease termination fee income from same properties (353) (192) (947) (661) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 66,260 61,966 195,040 183,342 Straight-line rent adjustments for same properties (1,365) (62) (2,632) (530) Acquired leases — market rent adjustment amortization for same properties (96) (325) (522) (1,060) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 64,799$ 61,579 191,886 181,752 Nine Months Ended September 30, September 30, (1) Net of capitalized interest of $2,292 and $2,378 for the three months ended September 30, 2021 and 2020, respectively; and $6,686 and $7,562 for the nine months ended September 30, 2021 and 2020, respectively. (2) Net of capitalized development costs of $2,031 and $1,447 for the three months ended September 30, 2021 and 2020, respectively; and $5,311 and $5,052 for the nine months ended September 30, 2021 and 2020, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2021 2020 OPERATING ACTIVITIES Net income 85,727$ 71,196 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 93,925 85,673 Stock-based compensation expense 5,840 5,033 Gain on casualties and involuntary conversion on real estate assets - (161) Changes in operating assets and liabilities: Accrued income and other assets (2,688) 944 Accounts payable, accrued expenses and prepaid rent 57,099 15,642 Other 1,263 1,280 NET CASH PROVIDED BY OPERATING ACTIVITIES 241,166 179,607 INVESTING ACTIVITIES Development and value-add properties (189,955) (129,997) Purchases of real estate (104,006) (6,231) Real estate improvements (26,749) (25,536) Leasing commissions (22,791) (12,741) Proceeds from casualties and involuntary conversion on real estate assets - 242 Repayments on mortgage loans receivable - 21 Changes in accrued development costs 22,130 (1,901) Changes in other assets and other liabilities 856 (13,539) NET CASH USED IN INVESTING ACTIVITIES (320,515) (189,682) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 316,893 423,270 Repayments on unsecured bank credit facilities (380,877) (458,506) Proceeds from unsecured debt 175,000 100,000 Repayments on unsecured debt (40,000) (30,000) Repayments on secured debt (43,591) (6,733) Debt issuance costs (2,647) (596) Distributions paid to stockholders (not including dividends accrued) (95,240) (88,558) Proceeds from common stock offerings 154,371 75,743 Other (4,334) (4,750) NET CASH PROVIDED BY FINANCING ACTIVITIES 79,575 9,870 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 226 (205) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 21 224 CASH AND CASH EQUIVALENTS AT END OF PERIOD 247$ 19 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $6,686 and $7,562 for 2021 and 2020, respectively 21,599$ 24,220 Cash paid for operating lease liabilities 1,133 1,099 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 13,056$ 495 Nine Months Ended September 30,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	% Change	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020	% Change
Same Property Portfolio [(1)]						
Square feet as of period end	41,305	41,305		41,305	41,305	
Average occupancy	97.7%	97.0%	0.7%	97.5%	96.9%	0.6%
Occupancy as of period end	98.1%	96.9%	1.2%	98.1%	96.9%	1.2%
Same Property Portfolio Analysis (Cash Basis) [(1)]						
Income from real estate operations	$ 91,602	86,541	5.8%	$ 270,518	256,304	5.5%
Less cash received for lease terminations	(396)	(227)		(1,087)	(708)	
Income excluding lease termination income	91,206	86,314	5.7%	269,431	255,596	5.4%
Expenses from real estate operations	(26,407)	(24,735)	6.8%	(77,545)	(73,844)	5.0%
PNOI excluding income from lease terminations	$ 64,799	61,579	5.2%	$ 191,886	181,752	5.6%
Same Property Portfolio Analysis (Straight-Line Basis) [(1)]						
Income from real estate operations	$ 93,020	86,893	7.1%	$ 273,532	257,847	6.1%
Less cash received for lease terminations	(396)	(227)		(1,087)	(708)	
Add straight-line rent write-offs for lease terminations	43	35		140	47	
Income excluding lease termination income	92,667	86,701	6.9%	272,585	257,186	6.0%
Expenses from real estate operations	(26,407)	(24,735)	6.8%	(77,545)	(73,844)	5.0%
PNOI excluding income from lease terminations	$ 66,260	61,966	6.9%	$ 195,040	183,342	6.4%

[(1)] Includes properties which were included in the operating portfolio for the entire period of 1/1/20 through 9/30/21.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

		Three Months Ended September 30,		Nine Months Ended September 30,	
		2021	2020	2021	2020
SELECTED INCOME STATEMENT INFORMATION		*(Items below represent increases or (decreases) in FFO)*			
Straight-line rent income adjustment	$	2,542	904	6,511	3,734
Recoveries (reserves) for uncollectible straight-line rent		183	(126)	445	(1,021)
Net straight-line rent adjustment		2,725	778	6,956	2,713
Cash received for lease terminations		396	227	1,087	708
Less straight-line rent write-offs		(43)	(35)	(140)	(47)
Net lease termination fee income		353	192	947	661
Recoveries (reserves) for uncollectible cash rent		73	(320)	(99)	(645)
Stock-based compensation expense		(1,829)	(1,612)	(5,840)	(5,033)
Debt issuance costs amortization		(320)	(354)	(962)	(1,045)
Indirect leasing costs		(133)	(248)	(597)	(522)
Gain on casualties and involuntary conversion [(1)]		-	-	-	161
Acquired leases - market rent adjustment amortization		230	332	704	1,078

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2021	2020	2021	2020
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares	40,434	39,338	40,058	39,077
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	40,434	39,338	40,058	39,077
Potential common shares:				
Unvested restricted stock	133	112	107	91
DILUTED SHARES FOR EPS AND FFO	40,567	39,450	40,165	39,168

(1) Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 9/30/2021	Years Ended 2020	2019	2018	2017
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,985,010	2,720,803	2,546,078	2,131,705	1,953,221
Equity Market Capitalization		6,779,220	5,477,783	5,164,306	3,348,269	3,071,927
Total Market Capitalization (Debt and Equity) (1)		8,120,726	6,791,879	6,350,438	4,458,037	4,183,620
Shares Outstanding - Common		40,684,273	39,676,828	38,925,953	36,501,356	34,758,167
Price per share	$	166.63	138.06	132.67	91.73	88.38
FFO CHANGE						
FFO per diluted share (2)	$	1.55	5.38	4.98	4.66	4.25
Change compared to same period prior year		14.0%	8.0%	6.9%	9.6%	6.3%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	0.90	3.08	2.94	2.72	2.52
FFO per diluted share (2)		1.55	5.38	4.98	4.66	4.25
Dividend payout ratio		58%	57%	59%	58%	59%
COMMON DIVIDEND YIELD						
Dividend distribution	$	0.90	3.08	2.94	2.72	2.52
Price per share		166.63	138.06	132.67	91.73	88.38
Dividend yield		2.16%	2.23%	2.22%	2.97%	2.85%
FFO MULTIPLE						
FFO per diluted share (2)	$	1.55	5.38	4.98	4.66	4.25
Price per share		166.63	138.06	132.67	91.73	88.38
Multiple		26.88	25.66	26.64	19.68	20.80
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	71,505	245,669	221,517	200,788	180,214
Interest expense		8,416	33,927	34,463	35,106	34,775
Interest and fixed charge coverage ratio		8.50	7.24	6.43	5.72	5.18
DEBT-TO-EBITDAre RATIO						
Debt	$	1,336,615	1,310,895	1,182,602	1,105,787	1,108,282
EBITDAre		71,505	245,669	221,517	200,788	180,214
Debt-to-EBITDAre ratio		4.67	5.34	5.34	5.51	6.15
Adjusted debt-to-pro forma EBITDAre ratio		3.77	4.43	3.92	4.73	5.45
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		16.5%	19.3%	18.7%	24.9%	26.6%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 3rd Qtr 2021	Costs Incurred Cumulative at 9/30/21	Projected Total Costs	Anticipated Conversion Date (1)	% Leased 10/25/21	
Lease-up								
Ridgeview 1 & 2	San Antonio, TX	226,000	$ 641	19,114	21,300	10/21	90%	
Gilbert Crossroads C & D	Phoenix, AZ	178,000	3,859	20,295	24,200	12/21	100%	
LakePort 1-3	Dallas, TX	194,000	2,310	23,132	25,300	12/21	100%	
Steele Creek 10	Charlotte, NC	162,000	567	10,757	12,600	12/21	100%	
Access Point 1 (2)	Greenville, SC	156,000	436	12,388	12,600	01/22	70%	
Access Point 2 (2)	Greenville, SC	159,000	499	11,302	12,400	05/22	36%	
Grand Oaks 75 3	Tampa. FL	136,000	1,218	10,041	12,000	09/22	50%	
Horizon West 2 & 3	Orlando, FL	210,000	2,242	16,564	18,200	09/22	17%	
Total Lease-up		1,421,000	11,772	123,593	138,600		71%	Wgt Avg %
Lease-Up: Projected Stabilized Yield (3)		**7.2%**						
Under Construction								
Speed Distribution Center	San Diego, CA	519,000	21,748	53,966	88,600	02/22	100%	
Steele Creek 8	Charlotte, NC	72,000	2,000	2,000	8,400	08/22	100%	
CreekView 9 & 10	Dallas, TX	145,000	2,085	7,571	17,200	12/22	0%	
Tri-County Crossing 5	San Antonio, TX	105,000	2,071	3,674	10,300	01/23	0%	
Basswood 1 & 2	Fort Worth, TX	237,000	3,731	12,147	22,100	02/23	0%	
Grand Oaks 75 4	Tampa. FL	185,000	3,686	3,686	17,900	02/23	0%	
SunCoast 12	Fort Myers, FL	79,000	893	2,103	8,000	02/23	0%	
Gateway 3	Miami, FL	133,000	8,961	8,961	19,100	04/23	0%	
Americas Ten 2	El Paso, TX	168,000	3,655	3,655	14,100	05/23	0%	
Tri-County Crossing 6	San Antonio, TX	124,000	770	2,519	9,900	05/23	0%	
45 Crossing	Austin, TX	177,000	12,680	12,680	26,200	06/23	0%	
McKinney 3 & 4	Dallas, TX	212,000	5,365	5,365	26,300	06/23	0%	
Ridgeview 3	San Antonio, TX	88,000	1,978	1,978	10,700	06/23	0%	
Grand West Crossing 1	Houston, TX	121,000	3,801	3,801	15,700	08/23	0%	
I-20 West Business Center	Atlanta, GA	155,000	2,126	2,126	14,200	10/23	0%	
Total Under Construction		2,520,000	75,550	126,232	308,700		23%	Wgt Avg %
Under Construction: Projected Stabilized Yield (3)		**6.7%**					41%	Wgt Avg %
Development: Projected Stabilized Yield (3)		**6.9%**						
Value-Add: Projected Stabilized Yield (3)		**7.0%**						

Prospective Development	Acres	Projected SF		
Fort Myers, FL	42	543,000	514	8,078
Miami, FL (4)	17	243,000	(6,591)	14,202
Orlando, FL	107	1,278,000	1,003	25,435
Tampa, FL (4)	3	32,000	(3,313)	825
Atlanta, GA (4)	-	-	(1,803)	-
Jackson, MS	3	28,000	-	706
Charlotte, NC (4)	23	250,000	(1,777)	2,661
Greenville, SC	59	400,000	1,685	1,685
Dallas, TX (4)	37	349,000	(4,889)	14,964
El Paso, TX (4)	-	-	(2,885)	-
Fort Worth, TX	50	652,000	194	15,132
Houston, TX (4)	76	1,082,000	(3,233)	18,123
San Antonio, TX (4)	6	55,000	(1,420)	708
Total Prospective Development (4)	423	4,912,000	(22,515)	102,519
Total Development and Value-Add Properties	423	8,853,000	$ 64,807	352,344

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

(2) These value-add projects were acquired by EastGroup.

(3) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

(4) Negative amounts represent land inventory costs transferred to *Under Construction.*

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 3rd Qtr 2021	Costs Incurred Cumulative at 9/30/21	Conversion Date	% Leased 10/25/21
1st Quarter						
Gilbert Crossroads A & B	Phoenix, AZ	140,000	$ -	16,969	01/21	100%
CreekView 7 & 8	Dallas, TX	137,000	-	17,691	03/21	100%
Hurricane Shoals 3	Atlanta, GA	101,000	(9)	10,333	03/21	100%
Northpoint 200 [(1)]	Atlanta, GA	79,000	12	6,893	03/21	100%
Rancho Distribution Center [(1)]	Los Angeles, CA	162,000	270	27,645	03/21	100%
		619,000	273	79,531		
2nd Quarter						
World Houston 44	Houston, TX	134,000	108	9,126	05/21	100%
Gateway 4	Miami, FL	197,000	396	23,762	06/21	100%
Interstate Commons 2 [(1)]	Phoenix, AZ	142,000	26	12,325	06/21	100%
Settlers Crossing 3 & 4	Austin, TX	173,000	18	20,000	06/21	100%
SunCoast 7	Fort Myers, FL	77,000	480	8,139	06/21	100%
Tri-County Crossing 3 & 4	San Antonio, TX	203,000	351	16,066	06/21	100%
		926,000	1,379	89,418		
3rd Quarter						
Cherokee 75 Business Center 2 [(1)]	Atlanta, GA	105,000	330	9,302	07/21	100%
Northwest Crossing 1-3	Houston, TX	278,000	510	24,006	09/21	81%
		383,000	840	33,308		
Total Transferred to Real Estate Properties		1,928,000	$ 2,492	202,257		
Projected Stabilized Yield [(2)]		**7.0%**				97% Wgt Avg %

(1) These value-add projects were acquired by EastGroup.

(2) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through September 30, 2021
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [(1)]	
1st Quarter					
01/15/21	Access Point 1	Greenville, SC	156,000 SF	$ 10,501	(2)
01/21/21	Northpoint 200	Atlanta, GA	79,000 SF	6,516	(3)
2nd Quarter					
05/19/21	Access Point 2	Greenville, SC	159,000 SF	10,743	(2)
06/03/21	Blairs Bridge Phase 2 Land	Atlanta, GA	15.1 Acres	289	
06/10/21	Southpark Distribution Center 2	Phoenix, AZ	79,000 SF	9,177	
06/17/21	Cherokee 75 Business Center 2	Atlanta, GA	105,000 SF	8,837	(2)
3rd Quarter					
07/28/21	45 Crossing Land	Austin, TX	26.8 Acres	10,028	
08/16/21	Hillside Land	Greenville, SC	58.7 Acres	1,593	
08/26/21	DFW Global Logistics Centre	Dallas, TX	611,000 SF	89,829	
09/23/21	Progress Center 3	Atlanta, GA	50,000 SF	5,000	
Total Acquisitions			1,239,000 SF 100.6 Acres	$ 152,513	

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
None					
2nd Quarter					
None					
3rd Quarter					
None					

(1) Represents acquisition price plus closing costs.

(2) Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

(3) Value-add property acquisition at date of purchase. During the first quarter, the property became 100% occupied and therefore, transferred to *Real estate properties* .

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Upgrade on acquisitions	$	214	117	368	282
Tenant improvements:					
New tenants		3,349	3,114	8,516	8,870
Renewal tenants		609	398	2,793	2,403
Other:					
Building improvements		1,521	1,195	4,925	3,185
Roofs		1,682	1,443	7,744	5,025
Parking lots		439	90	870	439
Other		160	207	853	560
TOTAL REAL ESTATE IMPROVEMENTS [1]	$	7,974	6,564	26,069	20,764

CAPITALIZED LEASING COSTS (Principally Commissions)		Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Development and value-add	$	1,369	1,356	8,928	3,873
New tenants		2,073	2,164	9,228	4,385
Renewal tenants		2,956	2,690	6,496	6,432
TOTAL CAPITALIZED LEASING COSTS [2][3]	$	6,398	6,210	24,652	14,690

[1] Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total Real Estate Improvements	$	26,069	20,764
Change in real estate property payables		535	585
Change in construction in progress		145	4,187
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	26,749	25,536

[2] Included in *Other Assets* on the Consolidated Balance Sheets.

[3] Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Total Capitalized Leasing Costs	$	24,652	14,690
Change in leasing commissions payables		(1,861)	(1,949)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	22,791	12,741

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended September 30, 2021	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	48	824	5.5	22.2%	11.7%	$ 5.14	$ 2.72	$ 7.86
Renewal Leases	56	1,477	4.3	47.0%	31.3%	0.85	1.84	2.69
Total/Weighted Average	**104**	**2,301**	**4.7**	**37.4%**	**23.9%**	**$ 2.38**	**$ 2.16**	**$ 4.54**
					Per Year	**$ 0.50**	**$ 0.46**	**$ 0.96**
Weighted Average Retention [3]	**75.8%**							

Nine Months Ended September 30, 2021	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	140	3,070	5.9	32.8%	19.9%	$ 4.23	$ 3.19	$ 7.42
Renewal Leases	170	4,241	4.2	29.8%	17.3%	0.91	1.57	2.48
Total/Weighted Average	**310**	**7,311**	**4.9**	**31.1%**	**18.5%**	**$ 2.31**	**$ 2.25**	**$ 4.56**
					Per Year	**$ 0.47**	**$ 0.46**	**$ 0.93**
Weighted Average Retention [3]	**65.9%**							

	09/30/21	06/30/21	03/31/21	12/31/20	09/30/20
Percentage Leased	**98.8%**	**98.3%**	**98.3%**	**98.0%**	**97.8%**
Percentage Occupied	**97.6%**	**96.8%**	**97.2%**	**97.3%**	**96.4%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
September 30, 2021
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2021 [2]	Lease Expirations in Square Feet 2022	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	Same Property PNOI Change QTR Cash Basis [4]	Same Property PNOI Change YTD Straight-Line Basis	Same Property PNOI Change YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change QTR Cash Basis [4]	Rental Change YTD Straight-Line Basis	Rental Change YTD Cash Basis [4]
Florida															
Tampa	4,496,000	9.7%	9.1%	99.0%	98.3%	280,000	677,000	7.6%	8.0%	7.5%	7.3%	23.6%	12.1%	24.6%	13.3%
Orlando	3,685,000	7.9%	8.3%	98.3%	98.3%	123,000	725,000	2.6%	3.7%	1.3%	1.9%	5.7%	-9.9%	20.2%	9.5%
Jacksonville	2,273,000	4.9%	3.7%	99.5%	94.9%	116,000	500,000	3.3%	5.5%	7.7%	8.2%	31.8%	18.5%	24.0%	13.3%
Miami/Fort Lauderdale	1,656,000	3.6%	4.0%	97.8%	87.7%	7,000	100,000	1.6%	4.4%	1.4%	3.5%	36.2%	22.7%	25.0%	14.5%
Fort Myers	626,000	1.3%	1.5%	100.0%	100.0%	-	74,000	1.4%	2.6%	1.6%	4.4%	N/A	N/A	18.2%	6.3%
	12,736,000	**27.4%**	**26.6%**	**98.8%**	**96.4%**	**526,000**	**2,076,000**	**4.3%**	**5.5%**	**4.5%**	**5.1%**	**24.7%**	**12.1%**	**23.2%**	**12.3%**
Texas															
Houston	6,208,000	13.4%	12.1%	96.7%	96.3%	235,000	848,000	-0.9%	-4.0%	-1.0%	0.2%	15.6%	5.2%	4.3%	-4.5%
Dallas	4,523,000	9.7%	9.2%	100.0%	99.4%	63,000	820,000	1.7%	3.1%	4.4%	4.3%	23.8%	18.5%	18.9%	11.5%
San Antonio	3,867,000	8.3%	8.5%	97.9%	95.9%	120,000	396,000	4.0%	4.6%	3.8%	3.1%	19.8%	8.1%	15.6%	5.9%
Austin	1,126,000	2.4%	3.0%	100.0%	98.4%	29,000	145,000	4.3%	8.9%	9.8%	13.6%	10.8%	7.2%	33.4%	27.2%
El Paso	957,000	2.1%	1.5%	99.4%	99.4%	-	118,000	9.5%	9.8%	9.9%	9.0%	42.6%	22.4%	25.1%	13.0%
Fort Worth	794,000	1.7%	1.5%	100.0%	95.3%	-	41,000	14.3%	21.7%	11.5%	12.2%	N/A	N/A	N/A	N/A
	17,475,000	**37.6%**	**35.8%**	**98.3%**	**97.3%**	**447,000**	**2,368,000**	**2.2%**	**1.9%**	**3.0%**	**3.5%**	**18.9%**	**9.8%**	**14.2%**	**5.5%**
California															
Los Angeles [5]	2,484,000	5.3%	8.2%	100.0%	100.0%	8,000	210,000	32.3%	21.1%	29.9%	14.8%	144.1%	101.9%	77.0%	52.6%
San Francisco	1,045,000	2.2%	3.4%	100.0%	100.0%	-	202,000	44.2%	36.0%	36.1%	33.9%	N/A	N/A	19.3%	10.7%
San Diego	867,000	1.9%	2.2%	93.9%	93.9%	-	22,000	12.6%	-15.4%	0.1%	-7.9%	N/A	N/A	52.2%	39.0%
Fresno	398,000	0.9%	0.6%	94.8%	88.4%	66,000	78,000	-0.5%	-1.4%	-1.8%	0.4%	29.2%	17.0%	26.0%	13.8%
	4,794,000	**10.3%**	**14.4%**	**98.5%**	**97.9%**	**74,000**	**512,000**	**29.2%**	**16.2%**	**23.1%**	**13.7%**	**134.2%**	**95.1%**	**67.0%**	**46.2%**
Arizona															
Phoenix	2,862,000	6.2%	6.0%	100.0%	99.7%	79,000	445,000	9.6%	2.6%	12.8%	10.6%	21.7%	9.7%	18.3%	6.9%
Tucson	848,000	1.8%	1.7%	100.0%	100.0%	5,000	5,000	1.5%	0.6%	0.0%	-4.1%	15.9%	3.0%	5.6%	-1.7%
	3,710,000	**8.0%**	**7.7%**	**100.0%**	**99.8%**	**84,000**	**450,000**	**7.4%**	**2.1%**	**9.2%**	**6.7%**	**21.1%**	**9.1%**	**16.5%**	**5.7%**
Other Core															
Charlotte	3,407,000	7.3%	6.4%	100.0%	99.4%	148,000	817,000	4.9%	8.5%	0.9%	3.6%	15.6%	4.3%	18.1%	6.0%
Atlanta	1,312,000	2.8%	2.4%	100.0%	100.0%	21,000	91,000	19.9%	14.2%	15.5%	7.5%	N/A	N/A	14.9%	5.4%
Denver	886,000	1.9%	2.2%	95.1%	93.6%	50,000	211,000	-4.7%	-4.0%	-2.1%	2.4%	15.4%	11.7%	23.9%	15.9%
Las Vegas	754,000	1.6%	2.0%	100.0%	100.0%	128,000	115,000	7.3%	7.8%	1.6%	3.1%	68.5%	47.0%	31.6%	19.9%
	6,359,000	**13.6%**	**13.0%**	**99.3%**	**98.8%**	**347,000**	**1,234,000**	**5.1%**	**6.5%**	**2.4%**	**3.8%**	**19.7%**	**10.8%**	**21.5%**	**10.4%**
Total Core Markets	**45,074,000**	**96.9%**	**97.5%**	**98.8%**	**97.5%**	**1,478,000**	**6,640,000**	**7.2%**	**5.5%**	**6.5%**	**5.6%**	**37.9%**	**24.2%**	**31.5%**	**18.9%**
Total Other Markets	**1,448,000**	**3.1%**	**2.5%**	**99.6%**	**99.6%**	**24,000**	**177,000**	**-2.8%**	**-3.5%**	**3.1%**	**4.7%**	**6.8%**	**1.4%**	**14.7%**	**3.3%**
Total Operating Properties	**46,522,000**	**100.0%**	**100.0%**	**98.8%**	**97.6%**	**1,502,000**	**6,817,000**	**6.9%**	**5.2%**	**6.4%**	**5.6%**	**37.4%**	**23.9%**	**31.1%**	**18.5%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through September 30, 2021
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	569,000	1.2%	$ -	0.0%
2021 - remainder of year [1]	1,502,000	3.2%	11,031	3.7%
2022	6,817,000	14.7%	45,157	15.0%
2023	6,914,000	14.9%	45,345	15.0%
2024	7,912,000	17.0%	51,371	17.0%
2025	6,138,000	13.2%	42,623	14.1%
2026	7,239,000	15.6%	46,660	15.5%
2027	3,643,000	7.8%	23,697	7.8%
2028	2,319,000	5.0%	14,874	4.9%
2029	1,180,000	2.5%	7,668	2.5%
2030 and beyond	2,289,000	4.9%	13,467	4.5%
TOTAL	46,522,000	100.0%	$ 301,893	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of September 30, 2021
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.6%	1.0%
2	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.8%	0.9%
3	**Amazon**	1	San Diego, CA	191,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					0.5%	0.8%
4	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	Fort Lauderdale, FL	50,000		
		1	San Diego, CA	22,000		
		1	Jackson, MS	6,000		
					0.6%	0.8%
5	**Novolex Holdings LLC**	1	Los Angeles, CA	286,000	0.6%	0.8%
6	**Essendant Co.**	1	Orlando, FL	404,000	0.9%	0.8%
7	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.8%	0.7%
8	**Oceaneering International, Inc.**	3	Orlando, FL	259,000	0.6%	0.6%
9	**Pacific Asiana LLC**	1	Los Angeles, CA	183,000	0.4%	0.6%
10	**Agility**	2	Houston, TX	246,000	0.5%	0.6%
		24		2,942,000	6.3%	7.6%

(1) Calculation: Customer Annualized Base Rent as of 09/30/21 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
September 30, 2021
($ in thousands, except per share data)
(Unaudited)

		Remainder of 2021	2022	2023	2024	2025	2026 and Beyond		Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$	-	75,000	115,000	120,000	145,000	790,000		1,245,000	5.9
Weighted average interest rate		-	*3.03%*	*2.96%*	*3.47%*	*3.12%*	*3.08%*		*3.11%*	
Secured debt (fixed rate)										
Balloon payments		-	32,655	-	-	-	1,549		34,204	
Amortization		678	115	119	122	128	124		1,286	
		678	32,770	119	122	128	1,673		35,490	0.5
Weighted average interest rate		*4.08%*	*4.09%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*		*4.08%*	
Total unsecured debt and secured debt	**$**	**678**	**107,770**	**115,119**	**120,122**	**145,128**	**791,673**		**1,280,490**	5.7
Weighted average interest rate		*4.08%*	*3.35%*	*2.96%*	*3.47%*	*3.12%*	*3.08%*		*3.13%*	

Unsecured debt and secured debt (fixed rate)	$	1,280,490
Unsecured bank credit facilities (variable rate)		
$50MM Line - 0.855% - matures 7/30/2025		16,016
$425MM Line - 0.861% - matures 7/30/2025		45,000
Total carrying amount of debt	**$**	**1,341,506**
Total unamortized debt issuance costs		(4,891)
Total debt, net of unamortized debt issuance costs	**$**	**1,336,615**
Equity market capitalization		
Shares outstanding - common		40,684,273
Price per share at quarter end	$	166.63
Total equity market capitalization	**$**	**6,779,220**
Total market capitalization (debt and equity) [2]	**$**	**8,120,726**
Total debt / total market capitalization [2]		**16.5%**

(1) *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*

(2) *Before deducting unamortized debt issuance costs*

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through September 30, 2021 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 317,538 141.72$ 45,000$ (515)$ 44,485$ 2nd Quarter 370,177 162.08 60,000 (682) 59,318 3rd Quarter 278,893 176.45 49,210 (584) 48,626 TOTAL 2021 966,608 159.54$ 154,210$ (1,781)$ 152,429$ (1) As of October 26, 2021, the Company had common shares with an aggregate gross sales price of $501.9 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, September 30, 2021 2020 2019 2018 2017 EBITDAre 71,505$ 245,669$ 221,517 200,788 180,214 Debt 1,336,615 1,310,895 1,182,602 1,105,787 1,108,282 DEBT-TO-EBITDAre RATIO 4.67 5.34 5.34 5.51 6.15 EBITDAre 71,505$ 245,669$ 221,517 200,788 180,214 Adjust for acquisitions as if owned for entire period 930 1,906 5,590 1,909 859 Adjust for development and value-add properties in lease-up or under construction (337) (1,327) (2,072) (304) (679) Adjust for properties sold during the period - (1,081) (3,812) (474) (1,031) Pro Forma EBITDAre 72,098$ 245,167$ 221,223 201,919 179,363 Debt 1,336,615$ 1,310,895$ 1,182,602 1,105,787 1,108,282 Subtract development and value-add properties in lease-up or under construction (249,825) (225,964) (315,794) (149,860) (130,505) Adjusted Debt 1,086,790$ 1,084,931$ 866,808 955,927 977,777 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.77 4.43 3.92 4.73 5.45

EASTGROUP PROPERTIES

Outlook for 2021
(Unaudited)

		Low Range		High Range	
		Q4 2021	Y/E 2021	Q4 2021	Y/E 2021
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	29,409	115,077	31,023	116,691
Depreciation and amortization		33,568	127,595	33,568	127,595
Funds from operations attributable to common stockholders	$	62,977	242,672	64,591	244,286
Diluted shares		40,923	40,355	40,923	40,355
Per share data (diluted):					
Net income attributable to common stockholders	$	0.72	2.85	0.76	2.89
Funds from operations attributable to common stockholders		1.54	6.01	1.58	6.05

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2021	Release Guidance for Year 2021	Actual for Year 2020
FFO per share	$6.01 - $6.05	$5.83 - $5.93	$5.38
FFO per share increase over prior year	12.1%	9.3%	8.0%
Same PNOI growth: cash basis [1]	5.1% - 6.1%[2]	4.7% - 5.7%[2]	3.2%
Average month-end occupancy	96.6% - 97.2%	96.3% - 97.3%	96.7%
Lease termination fee income	$1.3 million	$850,000	$709,000
Reserves for uncollectible rent (No identified bad debts for remainder of year)	$50,000	$950,000	$2.8 million
Development starts:			
Square feet	2.8 million	2.4 million	851,000
Projected total investment	$340 million	$275 million	$91 million
Value-add property acquisitions (Projected total investment)	$35 million	$35 million	$29 million
Operating property acquisitions	$105 million	$10 million	$49 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$80 million	$60 million	$21 million
Unsecured debt closing in period	$300 million at 2.65% weighted average interest rate	$250 million at 2.58% weighted average interest rate	$275 million at 2.56% weighted average interest rate
Common stock issuances	$230 million	$185 million	$94 million
General and administrative expense	$16.3 million	$17.1 million	$14.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/20 and are projected to be in the operating portfolio through 12/31/21; includes 40,832,000 square feet.

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Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2020 through September 30, 2021. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.